UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2012

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	1-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2012, Prosperity Bancshares, Inc. (“Prosperity”), a Texas corporation, and parent company of Prosperity Bank, El Campo, Texas, and American State Financial Corporation (“American State”), a Texas corporation, and parent company of American State Bank, Lubbock, Texas, entered into an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which American State will merge with and into Prosperity.

Under the terms of the Agreement, all outstanding stock of American State will be converted into the right to receive an aggregate of 8,525,000 shares of Prosperity common stock, plus cash in lieu of any fractional share, and an amount of cash equal to $178,500,000, subject to certain conditions and potential adjustment as described in the Agreement. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the shareholders of American State. The transaction is expected to close during the third quarter of 2012, although delays could occur.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 27, 2012, Prosperity posted on the Investor Relations page of its Web site a slide presentation related to its proposed business combination with American State. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. Prosperity is not undertaking to update this presentation.

The press release announcing the proposed transaction is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Reorganization by and between Prosperity Bancshares, Inc. and American State Financial Corporation dated February 26, 2012.

99.1	Prosperity Bancshares, Inc. Presentation dated February 27, 2012.

99.2	Press Release issued by Prosperity Bancshares, Inc. dated February 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: February 27, 2012	By:	/s/ James D. Rollins III
James D. Rollins III
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Reorganization by and between Prosperity Bancshares, Inc. and American State Financial Corporation dated February 26, 2012.

99.1	Prosperity Bancshares, Inc. Presentation dated February 27, 2012.

99.2	Press Release issued by Prosperity Bancshares, Inc. dated February 27, 2012.